UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2025

BurgerFi International, Inc.

(Exact name of registrant as specified in its charter)

001-38417	Delaware	82-2418815
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5271 California Avenue, Suite 270 Irvine, CA	92617
(Address of principal executive offices)	(Zip Code)

(949) 357-2360

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously reported, on September 11, 2024, BurgerFi International, Inc. (the “Company”) and 114 direct or indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District Court of Delaware (the “Court”). The Debtors have been operating as debtors in possession in accordance with the applicable provisions of the Bankruptcy Code and their cases have been jointly administered under the caption In re BurgerFi International, Inc., Case No. 24-12017 (CTG).

On March 12, 2025, the Court entered an order (the “Confirmation Order”) confirming the Second Amended Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation (the “Plan”). A copy of the Confirmation Order, with the Plan attached as Exhibit 1 thereto, is attached hereto as Exhibit 99.1. All applicable conditions set forth in the Plan have been satisfied or waived and the effective date of the Plan occurred on March 17, 2025 (the “Effective Date”). The Company filed with the Court a notice of the occurrence of the Effective Date, a copy of which is attached hereto as Exhibit 99.2.

Upon the occurrence of the Effective Date, all existing equity interests of the Company were cancelled and extinguished without consideration in accordance with the terms of the Plan.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information relating to the change in control of the Company set forth in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Information Regarding Trading in the Company’s Equity Securities.

Pursuant to Confirmation Order and the Plan, all of the Company’s existing equity securities were cancelled and extinguished upon the occurrence of the Effective Date, and the holders thereof are not entitled to, and will not receive, any property or interest in property on account of such equity interests.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Findings of Fact, Conclusions of Law, and Order Confirming Second Amended Combined Disclosure Statement and Joint Chapter 11 Plan of Liquidation.
99.2	Notice of Effective Date.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2025

BurgerFi International, Inc.

By:	/s/ Jeremy Rosenthal
Jeremy Rosenthal, Chief Restructuring Officer